                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them, severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under the Securities Act of shares of common stock (the "Common Stock") of the Registrant to be issued in connection with the following employee plans: The Prudential Employee Savings Plan; The Prudential Securities Incorporated 401(k) Plan; The Prudential Insurance Company Deferred Compensation Plan and The Prudential Financial, Inc. Stock Option Plan; including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant, to a Registration Statement on Form S-8 for each of the plans and/or such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate in respect of the Common Stock, to any and all amendments thereto (including post-effective amendments), to any related Rule 462(b) Registration Statement and to any other documents filed with the Securities and Exchange Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of December
2001.


                                                   /S/ ARTHUR F. RYAN
                                          --------------------------------------
                                                     Arthur F. Ryan
                                           Chairman, Chief Executive Officer,
                                                 President and Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them, severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under the Securities Act of shares of common stock (the "Common Stock") of the Registrant to be issued in connection with the following employee plans: The Prudential Employee Savings Plan; The Prudential Securities Incorporated 401(k) Plan; The Prudential Insurance Company Deferred Compensation Plan and The Prudential Financial, Inc. Stock Option Plan; including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant, to a Registration Statement on Form S-8 for each of the plans and/or such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate in respect of the Common Stock, to any and all amendments thereto (including post-effective amendments), to any related Rule 462(b) Registration Statement and to any other documents filed with the Securities and Exchange Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of December
2001.


                                                 /S/ RICHARD J. CARBONE
                                          --------------------------------------
                                                   Richard J. Carbone
                                                 Chief Financial Officer

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them, severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under the Securities Act of shares of common stock (the "Common Stock") of the Registrant to be issued in connection with the following employee plans: The Prudential Employee Savings Plan; The Prudential Securities Incorporated 401(k) Plan; The Prudential Insurance Company Deferred Compensation Plan and The Prudential Financial, Inc. Stock Option Plan; including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant, to a Registration Statement on Form S-8 for each of the plans and/or such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate in respect of the Common Stock, to any and all amendments thereto (including post-effective amendments), to any related Rule 462(b) Registration Statement and to any other documents filed with the Securities and Exchange Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of December
2001.


                                                  /S/ ANTHONY S. PISZEL
                                          --------------------------------------
                                                    Anthony S. Piszel
                                                       Controller

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them, severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under the Securities Act of shares of common stock (the "Common Stock") of the Registrant to be issued in connection with the following employee plans: The Prudential Employee Savings Plan; The Prudential Securities Incorporated 401(k) Plan; The Prudential Insurance Company Deferred Compensation Plan and The Prudential Financial, Inc. Stock Option Plan; including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant, to a Registration Statement on Form S-8 for each of the plans and/or such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate in respect of the Common Stock, to any and all amendments thereto (including post-effective amendments), to any related Rule 462(b) Registration Statement and to any other documents filed with the Securities and Exchange Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November
2001.


                                                  /S/ FRANKLIN E. AGNEW
                                          --------------------------------------
                                                    Franklin E. Agnew
                                                        Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them, severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under the Securities Act of shares of common stock (the "Common Stock") of the Registrant to be issued in connection with the following employee plans: The Prudential Employee Savings Plan; The Prudential Securities Incorporated 401(k) Plan; The Prudential Insurance Company Deferred Compensation Plan and The Prudential Financial, Inc. Stock Option Plan; including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant, to a Registration Statement on Form S-8 for each of the plans and/or such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate in respect of the Common Stock, to any and all amendments thereto (including post-effective amendments), to any related Rule 462(b) Registration Statement and to any other documents filed with the Securities and Exchange Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November
2001.


                                                 /S/ FREDERIC K. BECKER
                                          --------------------------------------
                                                   Frederic K. Becker
                                                        Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them, severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under the Securities Act of shares of common stock (the "Common Stock") of the Registrant to be issued in connection with the following employee plans: The Prudential Employee Savings Plan; The Prudential Securities Incorporated 401(k) Plan; The Prudential Insurance Company Deferred Compensation Plan and The Prudential Financial, Inc. Stock Option Plan; including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant, to a Registration Statement on Form S-8 for each of the plans and/or such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate in respect of the Common Stock, to any and all amendments thereto (including post-effective amendments), to any related Rule 462(b) Registration Statement and to any other documents filed with the Securities and Exchange Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November
2001.


                                                 /S/ GILBERT F. CASELLAS
                                          --------------------------------------
                                                   Gilbert F. Casellas
                                                        Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them, severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under the Securities Act of shares of common stock (the "Common Stock") of the Registrant to be issued in connection with the following employee plans: The Prudential Employee Savings Plan; The Prudential Securities Incorporated 401(k) Plan; The Prudential Insurance Company Deferred Compensation Plan and The Prudential Financial, Inc. Stock Option Plan; including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant, to a Registration Statement on Form S-8 for each of the plans and/or such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate in respect of the Common Stock, to any and all amendments thereto (including post-effective amendments), to any related Rule 462(b) Registration Statement and to any other documents filed with the Securities and Exchange Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November
2001.


                                                   /S/ JAMES G. CULLEN
                                          --------------------------------------
                                                     James G. Cullen
                                                        Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them, severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under the Securities Act of shares of common stock (the "Common Stock") of the Registrant to be issued in connection with the following employee plans: The Prudential Employee Savings Plan; The Prudential Securities Incorporated 401(k) Plan; The Prudential Insurance Company Deferred Compensation Plan and The Prudential Financial, Inc. Stock Option Plan; including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant, to a Registration Statement on Form S-8 for each of the plans and/or such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate in respect of the Common Stock, to any and all amendments thereto (including post-effective amendments), to any related Rule 462(b) Registration Statement and to any other documents filed with the Securities and Exchange Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November
2001.


                                                  /S/ CAROLYNE K. DAVIS
                                          --------------------------------------
                                                    Carolyne K. Davis
                                                        Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them, severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under the Securities Act of shares of common stock (the "Common Stock") of the Registrant to be issued in connection with the following employee plans: The Prudential Employee Savings Plan; The Prudential Securities Incorporated 401(k) Plan; The Prudential Insurance Company Deferred Compensation Plan and The Prudential Financial, Inc. Stock Option Plan; including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant, to a Registration Statement on Form S-8 for each of the plans and/or such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate in respect of the Common Stock, to any and all amendments thereto (including post-effective amendments), to any related Rule 462(b) Registration Statement and to any other documents filed with the Securities and Exchange Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November
2001.


                                                  /S/ ALLAN D. GILMOUR
                                          --------------------------------------
                                                    Allan D. Gilmour
                                                        Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them, severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under the Securities Act of shares of common stock (the "Common Stock") of the Registrant to be issued in connection with the following employee plans: The Prudential Employee Savings Plan; The Prudential Securities Incorporated 401(k) Plan; The Prudential Insurance Company Deferred Compensation Plan and The Prudential Financial, Inc. Stock Option Plan; including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant, to a Registration Statement on Form S-8 for each of the plans and/or such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate in respect of the Common Stock, to any and all amendments thereto (including post-effective amendments), to any related Rule 462(b) Registration Statement and to any other documents filed with the Securities and Exchange Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November
2001.


                                                /S/ WILLIAM H. GRAY, III
                                          --------------------------------------
                                                  William H. Gray, III
                                                        Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them, severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under the Securities Act of shares of common stock (the "Common Stock") of the Registrant to be issued in connection with the following employee plans: The Prudential Employee Savings Plan; The Prudential Securities Incorporated 401(k) Plan; The Prudential Insurance Company Deferred Compensation Plan and The Prudential Financial, Inc. Stock Option Plan; including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant, to a Registration Statement on Form S-8 for each of the plans and/or such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate in respect of the Common Stock, to any and all amendments thereto (including post-effective amendments), to any related Rule 462(b) Registration Statement and to any other documents filed with the Securities and Exchange Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November
2001.


                                                    /S/ JON F. HANSON
                                          --------------------------------------
                                                      Jon F. Hanson
                                                        Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them, severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under the Securities Act of shares of common stock (the "Common Stock") of the Registrant to be issued in connection with the following employee plans: The Prudential Employee Savings Plan; The Prudential Securities Incorporated 401(k) Plan; The Prudential Insurance Company Deferred Compensation Plan and The Prudential Financial, Inc. Stock Option Plan; including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant, to a Registration Statement on Form S-8 for each of the plans and/or such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate in respect of the Common Stock, to any and all amendments thereto (including post-effective amendments), to any related Rule 462(b) Registration Statement and to any other documents filed with the Securities and Exchange Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November
2001.


                                                    /S/ GLEN H. HINER
                                          --------------------------------------
                                                      Glen H. Hiner
                                                        Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them, severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under the Securities Act of shares of common stock (the "Common Stock") of the Registrant to be issued in connection with the following employee plans: The Prudential Employee Savings Plan; The Prudential Securities Incorporated 401(k) Plan; The Prudential Insurance Company Deferred Compensation Plan and The Prudential Financial, Inc. Stock Option Plan; including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant, to a Registration Statement on Form S-8 for each of the plans and/or such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate in respect of the Common Stock, to any and all amendments thereto (including post-effective amendments), to any related Rule 462(b) Registration Statement and to any other documents filed with the Securities and Exchange Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November
2001.


                                                 /S/ CONSTANCE J. HORNER
                                          --------------------------------------
                                                   Constance J. Horner
                                                        Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them, severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under the Securities Act of shares of common stock (the "Common Stock") of the Registrant to be issued in connection with the following employee plans: The Prudential Employee Savings Plan; The Prudential Securities Incorporated 401(k) Plan; The Prudential Insurance Company Deferred Compensation Plan and The Prudential Financial, Inc. Stock Option Plan; including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant, to a Registration Statement on Form S-8 for each of the plans and/or such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate in respect of the Common Stock, to any and all amendments thereto (including post-effective amendments), to any related Rule 462(b) Registration Statement and to any other documents filed with the Securities and Exchange Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November
2001.


                                                  /S/ GAYNOR N. KELLEY
                                          --------------------------------------
                                                    Gaynor N. Kelley
                                                        Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them, severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under the Securities Act of shares of common stock (the "Common Stock") of the Registrant to be issued in connection with the following employee plans: The Prudential Employee Savings Plan; The Prudential Securities Incorporated 401(k) Plan; The Prudential Insurance Company Deferred Compensation Plan and The Prudential Financial, Inc. Stock Option Plan; including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant, to a Registration Statement on Form S-8 for each of the plans and/or such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate in respect of the Common Stock, to any and all amendments thereto (including post-effective amendments), to any related Rule 462(b) Registration Statement and to any other documents filed with the Securities and Exchange Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November
2001.


                                                  /S/ BURTON G. MALKIEL
                                          --------------------------------------
                                                    Burton G. Malkiel
                                                        Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them, severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under the Securities Act of shares of common stock (the "Common Stock") of the Registrant to be issued in connection with the following employee plans: The Prudential Employee Savings Plan; The Prudential Securities Incorporated 401(k) Plan; The Prudential Insurance Company Deferred Compensation Plan and The Prudential Financial, Inc. Stock Option Plan; including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant, to a Registration Statement on Form S-8 for each of the plans and/or such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate in respect of the Common Stock, to any and all amendments thereto (including post-effective amendments), to any related Rule 462(b) Registration Statement and to any other documents filed with the Securities and Exchange Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November
2001.


                                                  /S/ CHARLES R. SITTER
                                          --------------------------------------
                                                    Charles R. Sitter
                                                        Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them, severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under the Securities Act of shares of common stock (the "Common Stock") of the Registrant to be issued in connection with the following employee plans: The Prudential Employee Savings Plan; The Prudential Securities Incorporated 401(k) Plan; The Prudential Insurance Company Deferred Compensation Plan and The Prudential Financial, Inc. Stock Option Plan; including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant, to a Registration Statement on Form S-8 for each of the plans and/or such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate in respect of the Common Stock, to any and all amendments thereto (including post-effective amendments), to any related Rule 462(b) Registration Statement and to any other documents filed with the Securities and Exchange Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of December
2001.


                                                  /S/ DONALD L. STAHELI
                                          --------------------------------------
                                                    Donald L. Staheli
                                                        Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them, severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under the Securities Act of shares of common stock (the "Common Stock") of the Registrant to be issued in connection with the following employee plans: The Prudential Employee Savings Plan; The Prudential Securities Incorporated 401(k) Plan; The Prudential Insurance Company Deferred Compensation Plan and The Prudential Financial, Inc. Stock Option Plan; including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant, to a Registration Statement on Form S-8 for each of the plans and/or such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate in respect of the Common Stock, to any and all amendments thereto (including post-effective amendments), to any related Rule 462(b) Registration Statement and to any other documents filed with the Securities and Exchange Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of December
2001.


                                                 /S/ RICHARD M. THOMSON
                                          --------------------------------------
                                                   Richard M. Thomson
                                                        Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them, severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under the Securities Act of shares of common stock (the "Common Stock") of the Registrant to be issued in connection with the following employee plans: The Prudential Employee Savings Plan; The Prudential Securities Incorporated 401(k) Plan; The Prudential Insurance Company Deferred Compensation Plan and The Prudential Financial, Inc. Stock Option Plan; including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant, to a Registration Statement on Form S-8 for each of the plans and/or such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate in respect of the Common Stock, to any and all amendments thereto (including post-effective amendments), to any related Rule 462(b) Registration Statement and to any other documents filed with the Securities and Exchange Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November
2001.


                                                   /S/ JAMES A. UNRUH
                                          --------------------------------------
                                                     James A. Unruh
                                                        Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them, severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under the Securities Act of shares of common stock (the "Common Stock") of the Registrant to be issued in connection with the following employee plans: The Prudential Employee Savings Plan; The Prudential Securities Incorporated 401(k) Plan; The Prudential Insurance Company Deferred Compensation Plan and The Prudential Financial, Inc. Stock Option Plan; including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant, to a Registration Statement on Form S-8 for each of the plans and/or such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate in respect of the Common Stock, to any and all amendments thereto (including post-effective amendments), to any related Rule 462(b) Registration Statement and to any other documents filed with the Securities and Exchange Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November
2001.


                                                 /S/ PINDAROS R. VAGELOS
                                          --------------------------------------
                                                   Pindaros R. Vagelos
                                                        Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them, severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under the Securities Act of shares of common stock (the "Common Stock") of the Registrant to be issued in connection with the following employee plans: The Prudential Employee Savings Plan; The Prudential Securities Incorporated 401(k) Plan; The Prudential Insurance Company Deferred Compensation Plan and The Prudential Financial, Inc. Stock Option Plan; including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant, to a Registration Statement on Form S-8 for each of the plans and/or such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate in respect of the Common Stock, to any and all amendments thereto (including post-effective amendments), to any related Rule 462(b) Registration Statement and to any other documents filed with the Securities and Exchange Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November
2001.


                                                 /S/ STANLEY C. VAN NESS
                                          --------------------------------------
                                                   Stanley C. Van Ness
                                                        Director

                               POWER OF ATTORNEY

   KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Mark B. Grier, Richard J. Carbone, C. Edward Chaplin and John M. Liftin, and each of them, severally, his true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his name, place and stead, in any and all capacities, to do any and all things and execute any and all instruments that such attorney may deem necessary or advisable under the Securities Act of 1933 (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the registration under the Securities Act of shares of common stock (the "Common Stock") of the Registrant to be issued in connection with the following employee plans: The Prudential Employee Savings Plan; The Prudential Securities Incorporated 401(k) Plan; The Prudential Insurance Company Deferred Compensation Plan and The Prudential Financial, Inc. Stock Option Plan; including specifically, but without limiting the generality of the foregoing, the power and authority to sign his name in his respective capacity as a member of the Board of Directors or officer of the Registrant, to a Registration Statement on Form S-8 for each of the plans and/or such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate in respect of the Common Stock, to any and all amendments thereto (including post-effective amendments), to any related Rule 462(b) Registration Statement and to any other documents filed with the Securities and Exchange Commission, as fully for all intents and purposes as he might or could do in person, and hereby ratifies and confirms all said attorneys-in-fact and agents, each acting alone, and his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November
2001.


                                                   /S/ PAUL A. VOLCKER
                                          --------------------------------------
                                                     Paul A. Volcker
                                                        Director